UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE


                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 15, 2004


                            Sirna Therapeutics, Inc.
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             (Exact name of registrant as specified in its charter)



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
                 Delaware                                       0-27914                               34-1697351
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(State or other jurisdiction of incorporation)            (Commission File No.)          (I.R.S. Employer Identification Number)
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                              2950 Wilderness Place
                             Boulder, Colorado 80301
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (303) 449-6500


                                       N/A

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES


On February 1, 2005, Sirna Therapeutics, Inc. ("Sirna" or the "Company") entered into licensing and related agreements pursuant to which Sirna agreed to a contingent issuance of up to 155,763 shares of common stock of Sirna in exchange for licensing of intellectual property.

On December 15, 2004, in exchange for licensing of intellectual property, Sirna entered into licensing and related agreements pursuant to which Sirna issued 303,952 shares of common stock of Sirna, a portion of which may be paid in cash at the option of the licensor. 151,976 shares of such shares are subject to a lockup for a period of 18 months following the date of issuance.

The issued and contingent shares described above have not been registered under the Securities Act of 1933 and were made pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder. The shares issued or issuable thereunder are restricted in accordance with Rule 144 of the Securities Act of 1933. The issuances and the potential issuances did not involve any public offering; the Company made no solicitation in connection with the transactions other than communications with the purchasers; the Company obtained representations from the purchasers regarding their investment intent, knowledge, and experience; the purchasers either received or had access to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that the purchasers are capable of evaluating the merits and risks of their investment; and the shares issued or potentially issuable thereunder were issued or are issuable with restricted securities legends. No underwriting discounts or commissions were paid in conjunction with the issuance or potential issuance of the shares.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 7, 2005



SIRNA THERAPEUTICS, INC.
(Registrant)


By: /s/ Howard W. Robin
    ----------------------------------------
Name: Howard W. Robin
Title: President and Chief Executive Officer